UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021 (July 23, 2021)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 16, 2021, At Home Group Inc., a Delaware corporation (“At Home” or the “Company”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) with Ambience Parent, Inc., a Delaware corporation (“Parent”), and Ambience Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of investment funds advised by Hellman & Friedman LLC (“H&F”). The Merger Agreement amends and restates that certain Agreement and Plan of Merger, dated as of May 6, 2021. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Merger Agreement.

Pursuant to the Merger Agreement, on June 22, 2021, Merger Sub commenced a tender offer (the “Offer”) to purchase each issued and outstanding share of common stock of At Home, $0.01 par value per share (collectively, the “Shares”), at an offer price of $37.00 per Share net to the seller thereof in cash, without interest and subject to any withholding taxes (the “Offer Price”) upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of June 22, 2021 (together with any amendments and supplements thereto, the “Offer to Purchase”), and in the related Letter of Transmittal.

The Offer, as extended, expired at 5:00 p.m., New York City time, on July 22, 2021. According to American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the expiration of the Offer, 39,002,798 Shares were validly tendered in accordance with the terms of the Offer and “received” (as defined in Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”)) and not validly withdrawn, representing approximately 59.28% of the outstanding Shares. The number of Shares tendered satisfied the Minimum Condition. All conditions to the Offer having been satisfied or waived, on July 22, 2021, Parent and Merger Sub accepted for payment all Shares validly tendered (and not validly withdrawn) prior to the expiration of the Offer and will promptly pay for such Shares.

As a result of its acceptance of the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the DGCL. Accordingly, following the consummation of the Offer, Parent and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Surviving Corporation”). In the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) Shares irrevocably accepted for purchase in the Offer, (ii) Shares held by the Company as treasury stock, (iii) Shares owned by any direct or indirect wholly-owned subsidiary of the Company, (iv) Shares owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of Parent, (v) Shares owned by a holder who was entitled to demand and who has properly demanded appraisal for such Shares under Section 262 of the DGCL and, as of the Effective Time, has neither effectively withdrawn nor lost such holder’s rights to such appraisal under DGCL with respect to such Shares and (vi) Rollover Shares) was automatically converted into the right to receive an amount in cash equal to the Offer Price.

In addition, pursuant to the Merger Agreement, at the Effective Time, (i) each Company stock option that was vested as of immediately prior to the Effective Time or was scheduled to become vested on or prior to the first anniversary of the date of the closing of the Merger became fully vested (to the extent unvested) and was converted into the right to receive an amount in cash equal to the product of (A) the excess, if any, of the Offer Price (such amount, in cash, the “Merger Consideration”) over the applicable exercise price of such option, multiplied by (B) the number of Shares subject to such option, subject to applicable withholding taxes, (ii) each restricted stock unit award that was outstanding immediately prior to the Effective Time and that was scheduled to become vested on or prior to the first anniversary of the date of the closing of the Merger pursuant to the terms thereof became fully vested and was converted into the right to receive the Merger Consideration in respect of each underlying Share, subject to applicable withholding taxes, and (iii) each performance stock unit award that was outstanding immediately prior to the Effective Time and that was scheduled to become vested on or prior to the first anniversary of the date of the closing of the Merger (subject to achievement of the applicable performance goals) pursuant to the terms thereof, as of the Effective Time, became fully vested and nonforfeitable with respect to the number of Shares with respect to which such performance stock unit award would have remained issued, outstanding and eligible to vest following the Effective Time based on the Company’s board of directors’ good faith determination of achievement of the performance goals applicable to such performance stock unit award as of the Effective Time and was cancelled and converted automatically into the right to receive the Merger Consideration in respect of each underlying Share, subject to applicable withholding taxes. Except as otherwise agreed in writing between any holder of a Company stock option, restricted stock unit award, or performance stock unit award on the one hand and Parent on the other, each Company stock option, restricted stock unit award, and performance stock unit award that was outstanding immediately prior to the Effective Time and that would not by its terms vest on or prior to the first anniversary of the closing of the Merger was cancelled and converted automatically into a restricted cash award in an amount in cash equal to the amount payable as calculated above for such type of award that vests on or prior to the first anniversary of the date of the closing of the Merger.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 17, 2021, and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Termination of Credit Agreement

On July 23, 2021, in connection with the transactions contemplated by the Merger Agreement, the Company repaid in full all indebtedness, liabilities and other obligations under, and terminated that certain Credit Agreement, dated October 5, 2011 (as amended, restated, supplemented or otherwise modified), by and among At Home Holding III Inc. and At Home Stores LLC, as borrowers, At Home Holding II Inc., as holdings, each guarantor from time to time party thereto, Bank of America, N.A., as the administrative agent, swing line lender and L/C issuer, each other lender from time to time party thereto and the other parties thereto.

Redemption of Senior Secured Notes

In connection with the transactions contemplated by the Merger Agreement, on July 13, 2021, At Home Holding III Inc., a wholly-owned indirect subsidiary of the Company (the “Issuer”), delivered to the holders of the Issuer’s 8.750% senior secured notes due 2025 (the “Notes”) a conditional notice of redemption (the “Conditional Notice”) relating to the full redemption of all of its issued and outstanding Notes (the “Redemption”), pursuant to the Indenture dated as of August 20, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and as collateral agent (the “Trustee”). The Conditional Notice provided that the Issuer shall conditionally redeem the entire outstanding aggregate principal amount of the Notes on July 23, 2021, subject to and conditioned upon the completion of the Offer and the Merger. As a result of the completion of the Offer and the Merger, the redemption condition set forth in the Conditional Notice was satisfied. Consequently, on July 23, 2021, following deposit of the redemption price and other applicable amounts with the Trustee, the Notes were redeemed in full and the Indenture was satisfied and discharged. The Notes were redeemed at the following redemption price: (1) 10% of the aggregate original principal amount of the Notes issued under the Indenture were redeemed at a redemption price of 103.0% of the principal amount thereof, plus accrued and unpaid interest on such Notes, but excluding the date of redemption and (2) the then remaining Notes were redeemed at a redemption price of 100.0% of the principal amount thereof, plus the Applicable Premium (as defined in the Indenture) and accrued and unpaid interest on such Notes, but excluding the date of redemption. Notwithstanding the foregoing, certain customary provisions of the Indenture, including those relating to the compensation and indemnification of the trustee, will survive.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On July 23, 2021, At Home (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE (A) suspend trading of the Shares effective before the opening of trading on July 23, 2021, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on the NYSE. At Home intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of At Home’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of At Home, and At Home became an indirect wholly owned subsidiary of Parent. Parent is an affiliate of funds advised by H&F. To the knowledge of At Home, there are no arrangements that may at a subsequent date result in a further change in control of At Home.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Steve K. Barbarick, Wendy A. Beck, Paula L. Bennett, Lewis L. Bird III, John J. Butcher, Elisabeth B. Charles, Joanne C. Crevoiserat, Philip L. Francis, and Kenneth M. Simril each resigned as a director of At Home. These resignations were not a result of any disagreement between At Home and the directors on any matter relating to At Home’s operations, policies or practices.

Pursuant to the Merger Agreement, as of the Effective Time, the director of Merger Sub immediately prior to the Effective Time became the director of the Surviving Corporation, and the officers of At Home immediately prior to the Effective Time continued as the officers of the Surviving Corporation. The director of Merger Sub immediately prior to the Effective Time was Erik Ragatz. Information regarding the new director has been previously disclosed in Schedule I of the Offer to Purchase to the Tender Offer Statement on Schedule TO filed by Merger Sub with the SEC on June 22, 2021, as subsequently amended, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, At Home’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Third Amended and Restated Certificate of Incorporation”). A copy of the Third Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Immediately thereafter, the Third Amended and Restated Certificate of Incorporation was further amended and restated in its entirety to be in the form of the certificate of incorporation of Parent (the “Fourth Amended and Restated Certificate of Incorporation”). A copy of the Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the bylaws of the Company remained unchanged. Immediately thereafter, the bylaws were amended and restated in their entirety. A copy of such amended and restated bylaws is attached as Exhibit 3.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events.

As the Company previously announced, the 2021 annual meeting of stockholders (the “Annual Meeting”) will only be held if the Merger is not completed. As a result of the closing of the Merger, the Annual Meeting has been cancelled.

On July 23, 2021, the Company and H&F issued a joint press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of June 16, 2021, by and among Ambience Parent, Inc., Ambience Merger Sub, Inc. and At Home Group Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 17, 2021).
3.1	Third Amended and Restated Certificate of Incorporation of At Home Group Inc., dated July 23, 2021.
3.2	Fourth Amended and Restated Certificate of Incorporation of At Home Group Inc., dated July 23, 2021.
3.3	Second Amended and Restated Bylaws of At Home Group Inc., adopted as of July 23, 2021.
99.1	Press Release, dated July 23, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: July 23, 2021	By:	/s/ MARY JANE BROUSSARD
		Name:	Mary Jane Broussard
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary